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                                                                    EXHIBIT 99.6

                                                               Execution Version

                         AIRCRAFT COST SHARING AGREEMENT

     This Aircraft Cost Sharing Agreement ("Agreement") is made as of October 23, 2006 by and between FIDELITY NATIONAL TITLE GROUP, INC., a Delaware corporation that, after the consummation of the Transactions (as hereinafter defined), will be known as "Fidelity National Financial, Inc." (together with its subsidiaries, "FNF"), and FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation (together with its subsidiaries, "FIS"). FNF and FIS are herein referred to individual as a "Party" and, collectively, the "Parties".

     WHEREAS, pursuant to certain transfer and consent documents among Fidelity National Financial, Inc., a Delaware corporation ("Old FNF"), as transferor, FNF, as transferee, and the financing lessors described below, FNF has possession and use of certain aircraft pursuant to various leasing, ownership or other arrangements, including without limitation:

     (i) possession and use of a Gulfstream IV (Serial No. 4008) pursuant to an Aircraft Lease Agreement dated as of August 12, 2004 among Banc of America, N.A., successor-by-merger to Fleet National Bank, as lessor, and Old FNF and FIS, as co-lessees,

     (ii) possession and use of a Hawker 800XP (Serial No. 258598) pursuant to an Aircraft Lease Agreement dated as of December 23, 2002 among Banc of America Leasing & Capital, LLC, successor-by-merger to Fleet Capital Corporation, as lessor, and Old FNF and FIS, as co-lessees and successors-in-interest to Rocky Mountain Aviation, Inc., and

     (iii) ownership, possession and use of a Beechjet 400A (Serial No. RK-166) (collectively, together with any other aircraft that FNF or any of its subsidiaries may possess or have use of from time to time during the term of this Agreement, the "FNF Aircraft"); and

     WHEREAS, pursuant to certain transfer and consent documents among Old FNF, FIS, and the financing lessors described below, FIS has possession and use of certain aircraft pursuant to various leasing and other arrangements, including without limitation possession and use of a Hawker 800XP (Serial No. 258568) pursuant to an Aircraft Lease Agreement dated as of December 13, 2002 among Banc of America Leasing & Capital, LLC, successor-by-merger to Fleet Capital Corporation, as lessor, and Old FNF and FIS, as co-lessees and successors-in-interest to Rocky Mountain Aviation, Inc. (together with any other aircraft that FIS or any of its subsidiaries may possess or have use of from time to time during the term of this Agreement, the "FIS Aircraft"; and together with the FNF Aircraft, collectively, the "Aircraft"); and

     WHEREAS, in connection with the consummation of the transactions (the "Transactions") contemplated by that certain Securities Exchange and Distribution Agreement dated as of June 25, 2006, as amended and restated as of September 18, 2006 (as so amended and restated, the "Distribution Agreement"), between Old FNF and FNF, and the consummation of


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the transactions contemplated by that certain Agreement and Plan of Merger dated as of June 25, 2006 as previously amended and as amended and restated as of September 18, 2006 (as so amended and restated, the "FIS Merger Agreement"), between Old FNF and FIS, the Parties wish to set forth their agreement with regard to the sharing of costs that (i) FIS will incur from time to time in connection with FNF's use of FIS Aircraft and (ii) FNF will incur from time to time in connection with FIS's use of the FNF Aircraft;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

     1. Sharing of Costs. FIS hereby agrees to pay to FNF FIS's respective share of the costs incurred by FNF in connection with the use of any FNF Aircraft by
(i) FIS or any FIS subsidiary or (ii) any other party at the direction and with authorization from FIS, in each case in accordance with the terms of this Agreement. FNF hereby agrees to pay to FIS its respective share of the costs incurred by FIS in connection with the use of any FIS Aircraft by (i) FNF or any FNF subsidiary or (ii) any other party at the direction and with authorization from FNF, in each case in accordance with the terms of this Agreement. Each Party agrees that the costs to be allocated to the other Party will be proportionate to the other Party's utilization of the applicable Aircraft and calculated on a consistent basis. For sake of clarification, each Party agrees that the Aircraft costs for which it is liable hereunder includes (i) the aggregate amount of usage charges incurred by such Party (or its subsidiaries or designees) based on the standard, pre-determined hourly usage charge for each Aircraft (including scheduling, maintenance and use of the corporate jets and services related thereto or in support thereof), plus (ii) its pro rata share, based on its usage, of the residual cost of the Aircraft in excess of the hourly usage charged; provided that the Parties anticipate that the standard, pre-determined hourly usage charges for each Aircraft will be billed by each Party directly to the applicable operation department/cost center with the other Party, on a monthly basis in accordance with Section 3.

     2. Determination of Costs.

          (a) The costs attributed to, and payable by, each Party hereunder will be the applicable portion of the actual costs and expenses incurred by the other Party in connection with the operation and maintenance of the other Party's Aircraft without any addition or profit or other mark-up (collectively, "Costs") therefore resulting in an effective "pass-through" of Costs to the Party to which Costs are attributable.

          (b) Each Party acknowledges and agrees that each operation department/cost center within each Party shall be directly charged a standard, pre-determined hourly rate for each hour of Aircraft use by such department's/cost center's employees. In addition, the residual amount of Aircraft costs in excess of the aggregate amounts charged to the individual departments/cost centers in connection with each Aircraft usage shall be allocated and shared pursuant hereto. With respect to any FNF Aircraft, this residual amount shall be allocated on the basis of the aggregate monthly percentage of each Aircraft's use by (i) FIS and its subsidiaries (or designees), in relation to the aggregate monthly Aircraft use by all persons using that FNF


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Aircraft. With respect to any FIS Aircraft, this residual amount shall be allocated on the basis of the aggregate monthly percentage of each Aircraft's use by (i) FNF and its subsidiaries (or designees), in relation to the aggregate monthly Aircraft use by all persons using that FIS Aircraft.

By way of example, assume there is an aggregate of 100 flying hours per month in an FNF Aircraft and after billing the standard, pre-determined hourly usage rates directly to the department/cost center of each Party, there is a residual cost for the FNF Aircraft of $50,000. Assume that throughout the month, the only 2 FIS employees or FNF employees providing corporate services to FIS who used the Aircraft were Mr. Smith and Mr. Jones. If throughout the prior month, Mr. Smith, a 100% FIS employee, used the Aircraft for 20 hours, and Mr. Jones, a 10% FIS employee, used the FNF Aircraft for 45 hours, then we determine the Costs that will be allocated to FIS for that month as follows:

     For Mr. Smith:

     First, determine Mr. Smith's monthly percentage use of the FNF Aircraft:

          20 hours of Smith FNF Aircraft use / 100 total flying hours = 20%.

     Then, apply this Smith percentage use to the residual Aircraft costs:

          20% x $50,000 = $10,000

     Lastly, determine the portion of the residual Aircraft costs to be allocated to FIS based on the employee's work time percentage that is devoted to FIS or providing services to FIS (in Mr. Smith's case, this is 100% FIS):

          $10,000 x 100% = $10,000

     For Mr. Jones:

     First, determine Jones's percentage use of the FNF Aircraft:

          45 hours of Jones FNF Aircraft use / 100 total flying hours = 45%.

     Then, apply this Jones percentage use to the residual Aircraft costs:

          45% x $50,000 = $22,500

     Lastly, determine the portion of the residual Aircraft costs to be allocated to FIS based on the employee's work time percentage that is devoted to FIS or providing services to FIS (in Mr. Jones's case, this is 10% FIS):

          $22,500 x 10% = $2,250

In this example, a total of $12,250 ($10,000 due to Smith Aircraft use + $2,250 due to Jones Aircraft use) of the $50,000 residual FNF Aircraft costs will be allocated to FIS. The remainder remains a liability of FNF.

     3. Accounting and Payment.

          (a) Monthly Summary Statement. Within 30 days after the end of each calendar month, each Party (for these purposes, the "Providing Party") shall prepare and deliver


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to the other Party (for these purposes, the "Receiving Party") a monthly summary statement (each a "Monthly Aircraft Cost Summary Statement") setting forth all of the costs owing by the Receiving Party to the Providing Party. For sake of clarification, the Parties acknowledge that unless and until the Parties agree otherwise, all Monthly Aircraft Cost Summary Statements required hereunder shall be incorporated into and be a part of the respective Monthly Summary Statement referred to in the Amended and Restated Corporate Services Agreement dated as of October 23, 2006 (the "CSA") between FNF and FIS, and in the Amended and
Restated Reverse Corporate Services Agreement dated as of October 23, 2006 (the "RCSA") between FIS and FNF. The parties contemplate that (i) one Monthly
Summary Statement will be prepared by FNF with respect to all expenses, costs and fees attributable or allocable to FIS and its subsidiaries under all agreements between FNF and/or its subsidiaries, on the one hand, and FIS and/or its subsidiaries, on the other, incurred during the preceding calendar month,
(ii) one Monthly Summary Statement will be prepared by FIS with respect to all expenses, costs and fees attributable or allocable to FNF and its subsidiaries under all agreements between FIS and/or its subsidiaries, on the one hand, and FNF and/or its subsidiaries, on the other, incurred during the preceding calendar month, and (iii) FNF (on behalf of itself and its subsidiaries) and FIS (on behalf of itself and its subsidiaries) will offset the amounts owing, as shown on the Monthly Summary Statements for the same month, so that the net amount owing from the applicable party can be determined. The Parties further contemplate that the net amount owing under the Monthly Summary Statements, including without limitation, the net amount owing with respect to the costs owing under this Agreement, shall be paid in full by the applicable party within 10 days after presentation of each of the Monthly Summary Statements for each month, all in accordance with and subject to the terms and conditions set forth in the CSA and the RCSA.

          (b) Aircraft Usage and Residual Costs. Each Monthly Aircraft Cost Summary Statement prepared by each Party shall include (i) a statement of the standard, pre-determined hourly usage charges incurred in connection with the Receiving Party's use of the Providing Party's Aircraft, and (ii) a statement of the residual Costs incurred in connection with the Receiving Party's use of the Providing Party's Aircraft. Each Monthly Aircraft Cost Summary Statement shall set forth in sufficient detail the individual components of the usage charges billed and the residual Costs payable by the Receiving Party.

     4. Term and Termination of this Agreement. This Agreement shall remain in effect for so long as either Party has possession or use of any Aircraft, unless terminated by consent of both Parties. This Agreement may be terminated at any time with the consent of both Parties.

     5. Confidentiality. Each Party shall keep confidential any and all information concerning the other Party which it may obtain pursuant to the activities described in this Agreement, and agrees not to disclose such information to any person unless authorized to do so by the Party in question. The provisions of this Section 5 shall not, however, apply to information made generally available to the public by any Party or by third parties through lawful channels, or information which is obtained from a third person who (insofar as is known to the recipient of such information) is lawfully in possession of such information and not in violation of any contractual, legal or fiduciary obligation to a Party with respect to such information.


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     6. Dispute Resolution

          (a) Amicable Resolution. The Parties mutually desire that friendly collaboration will continue between them. Accordingly, they will try to resolve in an amicable manner all disagreements and misunderstandings connected with their respective rights and obligations under this Agreement, including any amendments hereto. In furtherance thereof, in the event of any dispute or disagreement (a "Dispute") between the Parties in connection with this Agreement, then the Dispute, upon written request of either Party, will be referred for resolution to the General Counsels of the Parties, which General Counsels will have ten (10) days to resolve such Dispute.

          (b) Mediation. In the event any Dispute cannot be resolved in a friendly manner as set forth in Section 6(a), the Parties intend that such Dispute be resolved by mediation. If the General Counsels of the Parties are unable to resolve the Dispute as contemplated by Section 6(a), either Party may demand mediation of the Dispute by written notice to the other in which case the two Parties will select a single mediator within ten (10) days after the demand. Neither Party may unreasonably withhold consent to the selection of the mediator. Each Party will bear its own costs of mediation but both Parties will share the costs of the mediator equally.

          (c) Arbitration. In the event that the Dispute is not resolved pursuant to Section 6(a) or through mediation pursuant to Section 6(b), the latter within thirty (30) days of the submission of the Dispute to mediation, either Party involved in the Dispute may submit the dispute to binding arbitration pursuant to this Section 6(c). All Disputes submitted to arbitration pursuant to this Section 6(c) shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the Parties involved mutually agree to utilize an alternate set of rules, in which event all references herein to the American Arbitration Association shall be deemed modified accordingly. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by either Party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in the city of Jacksonville, Florida in a location to be specified by the arbitrators (or any place agreed to by the Parties and the Arbitrators). The arbitration shall be by a single qualified arbitrator experienced in the matters at issue, such arbitrator to be mutually agreed upon by the Parties. If the Parties fail to agree on an arbitrator thirty (30) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any Party to the dispute or difference, appoint the arbitrator. Any order or determination of the arbitral tribunal shall be final and binding upon the Parties to the arbitration as to matters submitted and may be enforced by any Party to the Dispute in any court having jurisdiction over the subject matter or over any of the Parties. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys' fees) shall be borne by the Party incurring such costs. The use of any alternative dispute resolution procedures hereunder will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party.


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          (d) Non-Exclusive Remedy. Each of the Parties acknowledge and agree that money damages would not be a sufficient remedy for any breach of this Agreement by either Party or misuse of the Confidential Information of FNF or FIS, as the case may be. Accordingly, nothing in this Section 6 will prevent either Party from immediately seeking injunctive or interim relief in the event of any actual or threatened breach of any confidentiality provisions of this Agreement. All actions for such injunctive or interim relief shall be brought in a court of competent jurisdiction. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement.

          (e) Commencement of Dispute Resolution Procedure. Notwithstanding anything to the contrary in this Agreement, the Parties, but none of their respective Subsidiaries, are entitled to commence a dispute resolution procedure under this Agreement, whether pursuant to this Section 6 or otherwise, and each Party will cause its respective Subsidiaries not to commence any dispute resolution procedure other than through such Party as provided in this Section 6.

     7. Miscellaneous.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Florida, without regard to the conflicts of laws provisions thereof.

          (b) Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one and the same instrument.

          (c) Successors, Assigns and Affiliates. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors, assigns and affiliates. This Agreement may not be assigned by any Party without the prior consent of the other Parties.

          (d) Notices. Any notice or other communication to be given or made under this Agreement ("Notice") shall be in writing and shall be deemed received
(i) when delivered personally, (ii) when sent by facsimile, if confirmed by overnight courier service delivered the next day, (iii) on the third business day following the sending thereof by overnight courier service, or (iv) on the third business day following the sending thereof by registered or certified mail, return receipt requested. All Notices shall be addressed to the addresses of the Party, or sent by facsimile to their facsimile numbers, as set forth on the signature pages hereof.

          (e) Entire Agreement. This Agreement contains the entire Agreement among the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, between the Parties with respect thereto.

          (f) Amendments. This Agreement may be amended only by an instrument in writing agreed to by each of the Parties hereto.


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          (g) Effectiveness. Notwithstanding the date hereof, this Agreement shall become effective as of the date and time that the Asset Contribution under the Distribution Agreement is effective and the transactions contemplated thereby are consummated.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the date first set forth above.

                                        FIDELITY NATIONAL TITLE GROUP, INC.


                                        By /s/ Anthony J. Park
                                           -------------------------------------
                                           Anthony J. Park
                                           Executive Vice President and Chief
                                           Financial Officer

                                           Address: 601 Riverside Avenue
                                                    Jacksonville, Florida 32204
                                                    Attention: General Counsel


                                        FIDELITY NATIONAL INFORMATION SERVICES,
                                        INC.


                                        By /s/ Michael L. Gravelle
                                           -------------------------------------
                                           Michael L. Gravelle
                                           Executive Vice President - Legal

                                           Address: 601 Riverside Avenue
                                                    Jacksonville, Florida 32204
                                                    Attention: General Counsel



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